Exhibit 31

             Certification of Chief Executive and Financial Officer
                       Pursuant to Rules 13A-14 and 15D-14
                     Of the Securities Exchange Act of 1934

I, Stanley L. Schloz, President and Chief Executive Officer and Chief Financial Officer of Tempco, Inc. (the "Company"), certify that:

   (1) I have reviewed this Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (the "Report");

   (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report; and

   (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company as of, and for, the periods represented in the Report.

   (4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Rules 13a-15(e) and 15d-15(e)) for the Company and have:

      (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;

      (b) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the Report based on such evaluation; and

      (c) disclosed in the Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

   (5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and to the audit committee of the board of directors (or persons performing the equivalent functions):

      (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

      (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Dated: January 27, 2009

By:    /s/ Stanley L. Schloz
       ---------------------
       Stanley L. Schloz
       President and Chief Executive Officer and Chief Financial Officer